Exhibit 10.2

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”) dated as of January 21st, 2011 is entered into by and among ZBB Energy Corporation, a Wisconsin corporation (the “Company”), and Tier Electronics, LLC (“Stockholder”).

WHEREAS, this Agreement is entered into in connection with the issuance of shares of the Company’s common stock (the “Common Stock”) to Stockholder as contemplated by that certain Asset Purchase Agreement dated as of the date hereof (the “Asset Purchase Agreement”);

WHEREAS, in accordance with the Asset Purchase Agreement the Company agreed to provide Stockholder the registration rights set forth in this Agreement with respect to the Common Stock; and

WHEREAS, the execution and delivery of this Agreement is a condition to closing under the Asset Purchase Agreement;

NOW, THEREFORE, in consideration of the premises and the mutual promises herein contained, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1.	Definitions.

Holder:  Stockholder so long as Stockholder owns any Registrable Securities and any of such Stockholder’s respective successors and assigns who acquire rights in accordance with this Agreement with respect to Registrable Securities, directly or indirectly from such Stockholder, or from such other successor and assign, and who agree in writing, in form and substance satisfactory to the Company, to be bound hereby.

Registration Expenses:  Any and all reasonable expenses actually incurred incident to performance of or compliance with this Agreement other than underwriting and brokerage discounts and commissions, all fees and expenses of counsel for any Holder or Holder, transfer taxes and other expenses, if any, relating to the sale or disposition of such Holder’s Registrable Securities pursuant to a Registration Statement.

Registrable Securities:  All or part of the shares of Common Stock issued to Stockholder pursuant to the Asset Purchase Agreement; provided, however, that shares of Common Stock shall not be Registrable Securities if and to the extent that (i) a Registration Statement with respect to such Common Stock shall have been declared effective under the Securities Act and such shares of Common Stock shall have been disposed of in accordance with such Registration Statement, (ii) such shares of Common Stock may be distributed to the public in accordance with Rule 144 (or any successor provision) promulgated under the Securities Act, or (iii) such shares of Common Stock shall have been otherwise transferred and new shares of Common Stock, which do not bear restrictions against further transfer, shall have been issued by the Company.

Registration Statement:  Any registration statement of the Company filed with the SEC Which applies to any of the Registrable Securities (in whole or in part), including the prospectus included therein, all amendments and any supplements to such Registration Statement, including post-effective amendments, all exhibits and all material incorporated by reference in such Registration Statement.

SEC:  The United States Securities and Exchange Commission.

Securities Act:  The Securities Act of 1933, as amended from time to time, or any successor statute, and the rules and regulations of the SEC thereunder, all as in effect at the time.

2.	Registration under the Securities Act:

(a)
Right to Piggyback.  Subject to Sections 2(c) hereof, if at any time during the six month period commencing upon the date hereof, the Company proposes to file a Registration Statement under the Securities Act with respect to any offering of shares of Common Stock by the Company for its own account and/or on behalf of any of its security holders and the registration form to be used may be used for the registration of Registrable Securities (other than (i) a registration on Form S-8 or S-4 or any successor form, (ii) a registration relating to a transaction subject to Rule 145 under the Securities Act, (iii) any registration of securities as it relates to an offering and sale to management of the Company pursuant to any employee stock plan or other employee benefit plan arrangement or (iv) any registration pursuant to the Amended and Restated Securities Purchase Agreement dated August 30, 2010 between the Company and Socius CG II, Ltd.) then, as soon as practicable (but in no event less than twenty (20) days prior to the proposed date of filing such Registration Statement), the Company shall give written notice of such proposed filing to the Holder, and such notice shall offer the Holder the opportunity to register such number of Registrable Securities as the Holder may request (a “Registration Request“).  Subject to Section 2(c), the Company shall include in such Registration Statement all Registrable Securities requested within fifteen (15) days after the receipt of any such notice (which request shall specify the Registrable Securities intended to be disposed of by the Holder) to be included in the registration for such offering pursuant to a Registration Request; provided, however, that if, at any time after giving written notice of its intention to register shares of Common Stock and prior to the effective date of the Registration Statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such shares of Common Stock, the Company may, at its election, give written notice of such determination to the Holder of Registrable Securities and, thereupon, (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such registration, and (ii) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities, for the same period as the delay in registering such shares of Common Stock.

(b)
Expenses.  The Registration Expenses of the Holder of Registrable Securities will be paid by the Company in a Registration Request.  Underwriting or brokerage discounts and commissions, transfer taxes, if any, and any expenses of the Holder for counsel relating to the sale or disposition of such Holder’s Registrable Securities pursuant to such Registration Statement shall be borne by the Holder.

(c)
Underwriter’s Cutback.  Notwithstanding Section 2(a), if a Registration Request involves an underwritten offering being made on behalf of the Company, and the managing underwriter or underwriters advise the Company in writing that in their opinion the number of shares of Common Stock requested to be included in such registration exceeds the number which can be sold in such offering or would be reasonably likely to adversely affect the price or distribution of the shares of Common Stock offered in such offering or the timing thereof, then the shares of Common Stock to be included in such registration shall be the number of shares of Common Stock, adjusted on a pro rata basis, that, in the opinion of such underwriter or underwriters, can be sold without an adverse effect on the price, timing or distribution of the shares of Common Stock to be included.

3.
Registration Procedures.  In connection with the Company’s obligations under Section 2 hereof, the Company shall use it best efforts to effect or cause to be effected the registration of the Registrable Securities under the Securities Act to permit offers and sales in accordance with the intended method or methods of distribution thereof.  The Company may require Stockholder to use Stockholder’s best efforts to furnish to the Company such information regarding the distribution of the Registrable Securities as the Company may from time to time reasonably request in writing.  In addition, and as a condition to Stockholder’s right pursuant to Section 2(a), Stockholder shall execute such underwriting agreement and otherwise sell the Registrable Securities on the same terms as applicable to the offering of shares pursuant to such registration generally.

4.	Indemnification.

(a)
The Company agrees to indemnify, to the extent permitted by law, each Holder of Registrable Securities, its officers and directors and each person or entity who controls such Holder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses caused by any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Company by such Holder expressly for use therein or by such Holder’s failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished such holder with a sufficient number of copies of the same.  In connection with an underwritten offering, the Company will indemnify such underwriters, their officers and directors and each person or entity who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the Holder of Registrable Securities.

(b)
In connection with any registration statement in which a Holder of Registrable Securities is participating, each such Holder will furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, will indemnify the Company, its directors and officers and each person or entity who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such Holder; provided that the obligation to indemnify will be several, not joint and several, among such Holder of Registrable Securities and the liability of each such Holder of Registrable Securities will be in proportion to and limited to the net amount received by such Holder from the sale of Registrable Securities pursuant to such registration statement.

(c)
Any person or entity entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification; provided, however, that failure to give such notice will not prejudice such person’s or entity’s right to indemnification from the indemnifying party, except as to any losses suffered by such person or entity which are attributable to such person’s or entity’s failure to promptly give such notice to such indemnifying party and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party.  The indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld).  An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

(d)
The indemnification provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling person or entity of such indemnified party and will survive the transfer of securities and the termination of this Agreement.  The Company also agrees to make such provisions as are reasonably requested by any indemnified party for contribution to such party in the event the Company’s indemnification is unavailable for any reason.

5.	Miscellaneous.

(a)
Amendments and Waivers.  The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent of the Holder to such amendment, modification, or supplement or waiver or consents to such departures.

(b)	Notices. All notices and other communications provided for or permitted under this Agreement shall be in writing and given in accordance with the notice provision in the Asset Purchase Agreement.

(c)	Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Wisconsin.

(d)
Severability.  In the event that any one or more of the provisions contained herein, or the application, thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

(e)
Successors and Assigns.  All covenants and agreements in this Agreement by or on behalf of any of the parties hereto will bind and inure to the benefit of the respective permitted successors and assigns of the parties hereto whether so expressed or not.  In addition, whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of purchasers or other permitted holders of Registrable Securities are also for the benefit of, and enforceable by, any subsequent permitted holder of Registrable Securities.  The registration rights of the Holder under this Agreement may be transferred to any transferee who lawfully acquires Registrable Securities; provided, however, that the Company is given written notice by the Holder at the time of such transfer stating the name and address of the transferee and identifying the securities with respect to which the rights under this Agreement are being assigned; and provided, further, that such transferee is a person who is reasonably satisfactory to the Company and executes an agreement in writing agreeing to be bound by the provisions of this Agreement.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first above written.

TIER ELECTRONICS LLC

By:	/s/ Jeffrey Reichard
Jeffrey Reichard, President

ZBB ENERGY CORPORATION

By:	/s/ Eric C. Apfelbach
Eric C. Apfelbach, President
and Chief Executive Officer

[Registration Rights Agreement]